UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 6, 2022

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market (NASDAQ)
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited (HKEx)
RMB Shares, par value $0.0001 per share**	688235	The Science and Technology Innovation Board of the Shanghai Stock Exchange (STAR)
*Included in connection with the registration of the American Depositary Shares ("ADSs") with the Securities and Exchange Commission. The ordinary shares are not listed for trading in the United States but are listed for trading on the HKEx.
**The RMB shares are ordinary shares of the company issued to permitted investors in the People’s Republic of China and listed and traded on the STAR in Renminbi. The RMB shares are not listed for trading in the United States or on the HKEx and are not fungible with the ordinary shares listed on the HKEx or the ADSs representing the ordinary shares listed on NASDAQ, and in no event will any RMB shares be able to be converted into the ordinary shares listed on the HKEx or the ADSs listed on NASDAQ, or vice versa.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, the following medicines and/or new indications of BeiGene, Ltd. (the “Company”) have been included in the updated National Reimbursement Drug List ("NRDL") in China at the NRDL payment standard set forth below, effective January 1, 2022. For innovative medicines, such as our medicines, the NRDL payment standard is determined through negotiation between the marketing authorization holder ("MAH") and the National Healthcare Security Administration (NHSA), and applied nationwide for the reimbursement of such medicines through China’s public medical insurance system.

•Tislelizumab is included in the NRDL in all five of its approved indications – three new indications included since January 2022 and two indications included since March 2021 (NRDL payment standard: RMB 1,450 per 100mg vial):

◦For use in combination with pemetrexed and platinum chemotherapy as a first-line treatment in patients with unresectable, locally advanced or metastatic non-squamous non-small cell lung cancer (NSCLC), with EGFR genomic tumor aberrations negative and ALK genomic tumor negative (approved in June 2021 and included in the NRDL since January 2022);

◦For the treatment of patients with hepatocellular carcinoma (HCC) who have been previously treated with at least one systemic therapy (conditionally approved in June 2021 and included in the NRDL since January 2022);

◦For use in combination with paclitaxel and carboplatin as a first-line treatment in patients with unresectable, locally advanced or metastatic squamous NSCLC (approved in January 2021 and included in the NRDL since January 2022);

◦For the treatment of patients with locally advanced or metastatic urothelial carcinoma (UC) with PD-L1 high expression whose disease progressed during or following platinum-containing chemotherapy or within 12 months of neoadjuvant or adjuvant treatment with platinum-containing chemotherapy (conditionally approved in April 2020 and included in the NRDL since March 2021); and

◦For the treatment of patients with classical Hodgkin’s lymphoma (cHL) who have received at least two prior therapies (conditionally approved in December 2019 and included in the NRDL since March 2021).

•BRUKINSA® is included in the NRDL in all three of its approved indications – one new indication since January 2022 and two indications since March 2021 (NRDL payment standard: RMB 85 per 80mg capsule (64 capsules per bottle)):

◦For the treatment of adult patients with Waldenström’s macroglobulinemia (WM) who have received at least one prior therapy (conditionally approved in June 2021 and included in the NRDL since January 2022);

◦For the treatment of adult patients with mantle cell lymphoma (MCL) who have received at least one prior therapy (conditionally approved in June 2020 and included in the NRDL since January 2022); and

◦For the treatment of adult patients with chronic lymphocytic leukemia (CLL) /small lymphocytic lymphoma (SLL) who have received at least one prior therapy (conditionally approved in June 2020 and included in the NRDL since March 2021).

•Pamiparib is included in the NRDL since January 2022 in its approved indication (NRDL payment standard: RMB 53.60 per 20mg capsule (60 capsules per bottle)):

◦For the treatment of patients with germline BRCA (gBRCA) mutation-associated recurrent advanced ovarian, fallopian tube, or primary peritoneal cancer who have been treated with two or more lines of chemotherapy (conditionally approved in May 2021 and included in the NRDL since January 2022).

Item 8.01. Other Events.

On January 6, 2022, the Company issued a press release announcing that the China National Medical Products Administration (NMPA) has approved BeiGene’s anti-PD-1 antibody tislelizumab as a second- or third-line treatment for patients with locally advanced or metastatic non-small cell lung cancer. A copy of this press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1
Press Release titled "China NMPA Approves Tislelizumab as Second- or Third-Line Treatment for Patients with Locally Advanced or Metastatic Non-Small Cell Lung Cancer", issued by BeiGene, Ltd. on January 6, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Exhibit Index

Exhibit No.	Description

99.1
Press Release titled "China NMPA Approves Tislelizumab as Second- or Third-Line Treatment for Patients with Locally Advanced or Metastatic Non-Small Cell Lung Cancer", issued by BeiGene, Ltd. on January 6, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: January 10, 2022	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel